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                                                                      Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-33998) pertaining to the Westinghouse Air Brake Technologies Corporation Savings Plan of our report dated June 6, 2003, with respect to the financial statements of the Westinghouse Air Brake Technologies Corporation Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                           /s/ Ernst & Young LLP

June 6, 2003